UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009

Morgan Stanley

 (Exact name of Registrant as specified in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:     (212) 761-4000

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 22, 2009, Morgan Stanley (the "Registrant") released financial information with respect to its quarter ended March 31, 2009. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof. In addition, as previously disclosed, as a result of the change in the Registrant’s fiscal year, the results of the Registrant’s December 2008 fiscal month transition period (the “Transition Period”) are separately reported in the Registrant’s Financial Data Supplement for its fiscal quarter ended March 31, 2009. A copy of  the Registrant's Financial Data Supplement for its fiscal quarter ended March 31, 2009, including the Transition Period, is annexed as Exhibit 99.2 to this Report and by this reference incorporated  herein and made a part hereof.

The information furnished under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

	99.1	Press release of the Registrant dated April 22, 2009 containing financial information for the quarter ended March 31, 2009.

	99.2	Quarterly Financial Data Supplement of the Registrant for the quarter ended March 31, 2009 and the Transition Period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

	By:	/s/ Paul C. Wirth
Paul C. Wirth
Controller and Principal Accounting Officer

Dated: April 22, 2009